SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2008

AVICI SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, MA 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 715-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 28, 2008, Avici Systems Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended December 31, 2007 and its intention to hold a conference call regarding this topic and future business and financial expectations. The Company’s press release is furnished as Exhibit 99.1 to this report. The information herein and in the press release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented herein in accordance with United States generally accepted accounting principles (“GAAP”), the Company also uses non-GAAP measures of net income (loss) and net income (loss) per diluted share, which are adjusted from results based on GAAP to exclude the impact of restructuring expenses, non-cash charges related to common stock warrant discount and certain stock based compensation as well as charges and credits related to inventory and related items for the applicable periods. The Company does not believe that non-GAAP information is more accurate or important than GAAP measures, and these non-GAAP measures may be different from non-GAAP measures used by other companies. Management believes these non-GAAP financial measures enhance the user’s overall understanding of our current financial performance, primarily our results of operations, our prospects for the future and, in certain instances, our cash flow and liquidity and management uses these non-GAAP financial measures for the general purpose of analyzing and managing the Company’s business. Specifically, we believe the non-GAAP financial measures provide useful information to both management and investors by excluding certain charges that we believe are not indicative of our core operating results. In addition, we believe that the investment community has historically used our non-GAAP financial results to evaluate our financial performance, and we have historically reported both GAAP and non-GAAP results to the investment community. The presentation of this additional information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

Item 7.01. Regulation FD Disclosure.

On February 28, 2008, the Company announced its intent to change its corporate name to Soapstone Networks Inc. in the press release regarding its financial results for the quarter ended December 31, 2007, furnished as Exhibit 99.1 to this report.

This report contains forward-looking statements, which involve risks and uncertainties. We make such forward-looking statements under the provision of the “Safe Harbor” section of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements should be considered in light of the factors described more fully in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on March 15, 2007. Actual results may vary materially from those projected, anticipated or indicated in any forward-looking statements. Forward-looking statements include statements regarding the future or Avici’s expectations, beliefs, intentions or strategies regarding the future and may be identified by the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” and similar expressions.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 28, 2008, announcing the Company’s results for the quarter ended December 31, 2007 and anticipated name change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICI SYSTEMS INC.

Date: February 28, 2008	By:	/s/ William J. Stuart
William J. Stuart Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer

EXHIBIT INDEX

99.1	Press release dated February 28, 2008, announcing the Company’s results for the quarter ended December 31, 2007 and anticipated name change.